UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOWE’S COMPANIES, INC. 1000 LOWES BOULEVARD MAIL CODE: TIR31 MOORESVILLE, NC 28117 Your Vote Counts! LOWE’S COMPANIES, INC. 2022 Annual Meeting Vote by May 26, 2022 11:59 PM ET. For shares held in a Plan, vote by May 24, 2022 11:59 PM ET. D74319-P68188 You invested in LOWE’S COMPANIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 27, 2022. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2022. If you would like to view the materials online, have the control number that is printed in the box below available and visit www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2022 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/LOW2022 *The company will be hosting the meeting live online via audio webcast this year at the website address above. Please check the proxy materials for instructions on how to access the meeting and for other ways to vote. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.Voting Items Company Proposals Board Recommends 1. Election of Directors Nominees: 01) Raul Alvarez 02) David H. Batchelder 03) Sandra B. Cochran 04) Laurie Z. Douglas 05) Richard W. Dreiling 06) Marvin R. Ellison 07) Daniel J. Heinrich 08) Brian C. Rogers 09) Bertram L. Scott 10) Colleen Taylor 11) Mary Beth West For 2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2021. For 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting frm for fiscal 2022. For 4. Approval of the Amended and Restated Lowe’s Companies, Inc. 2006 Long Term Incentive Plan. Shareholder Proposals For 5. Shareholder proposal requesting a report on median and adjusted pay gaps across race and gender. Against 6. Shareholder proposal regarding amending the Company’s proxy access bylaw to remove shareholder aggregation limits. Against 7. Shareholder proposal requesting a report on risks of state policies restricting reproductive health care. Against 8. Shareholder proposal requesting a civil rights and non-discrimination audit and report. Against 9. Shareholder proposal requesting a report on risks from worker misclassification by certain Company vendors. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D74320-P68188